Exhibit 10.19(a)

AMENDMENT NO. 1 dated as of July 22, 2013, to the Revolving Credit Agreement, dated as of April 30, 2013 (the “Credit Agreement”), among AIR PRODUCTS AND CHEMICALS, INC. (the “Parent”), the Other Borrowers parties thereto from time to time, the Lenders parties thereto from time to time and THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent for the Lenders thereunder.

Pursuant to the Credit Agreement, the Lenders have agreed to make loans to the Parent and certain of its Subsidiaries. The Parent has requested certain amendments to the Credit Agreement as set forth herein. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below):

(a) The definition of “Euro-Rate” now appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately following the words “the applicable British Bankers’ Association Interest Settlement Rate” the words “(or such other designated entity that takes over the administration of such rate, including NYSE EuroNext)”.

(b) Section 9.01(l) of the Credit Agreement is hereby amended by:

(i) adding the word “or” before “(iv)”;

(ii) deleting the words “or (v) any other event or condition shall occur or exist with respect to a Plan;” and

(iii) deleting the number “(v)” in the clause “and in each case in clauses (i) through (v) above” and substituting therefor the number “(iv)”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Parent, hereby represents and warrants to each of the Administrative Agent and the Lenders that at the time of and immediately after giving effect to this Amendment on the Amendment Effective Date:

(a) Each of the representations and warranties made by the Parent in Sections 5.03, 5.04, 5.05 and 5.07 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, both immediately before and immediately after giving effect to this Amendment.

(b) No Event of Default and no Potential Event of Default has occurred and is continuing on and as of the Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which:

(a) The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Borrower and the Required Lenders.

(b) The representations and warranties in Section 3 of this Amendment shall be true and correct.

(c) The Parent shall have paid all fees and expenses required to be paid by it on or before the Amendment Effective Date in connection with this Amendment.

SECTION 5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 12.05 of the Credit Agreement.

SECTION 8. Governing Law; Submission to Jurisdiction: Waiver of Jury Trial.

(a) Governing law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES.

(b) Certain Waivers. EACH BORROWER, EACH LENDER, EACH ISSUER AND THE ADMINISTRATIVE AGENT WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AMENDMENT OR ANY STATEMENT, COURSE OF CONDUCT, ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH (COLLECTIVELY, “RELATED LITIGATION”). IN ADDITION, EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

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(i) AGREES THAT ANY RELATED LITIGATION BY ANY ISSUER OR LENDER OR THE ADMINISTRATIVE AGENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN NEW YORK COUNTY, NEW YORK, AND SUBMITS TO THE JURISDICTION OF SUCH COURTS (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY ISSUER, LENDER OR BORROWER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM);

(ii) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY SUCH RELATED LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND WAIVES ANY RIGHT TO OBJECT, WITH RESPECT TO ANY RELATED LITIGATION BROUGHT IN ANY SUCH COURT, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH BORROWER; AND

(iii) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY RELATED LITIGATION BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO SUCH BORROWER AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 7 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AIR PRODUCTS AND CHEMICALS, INC.

by	/s/ George G. Bitto
Name: George G. Bitto
Title: Vice President, Treasurer and Chief Risk Officer

THE ROYAL BANK OF SCOTLAND PLC, individually and as Administrative Agent

by	/s/ Brett E. Thompson
Name: Brett E. Thompson
Title: Director

CO-SYNDICATION AGENTS

BNP PARIBAS, Individually and as Co-Syndication Agent

by	/s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Vice President

by	/s/ Nicole Mitchell
Name: Nicole Mitchell
Title: Vice President

HSBC BANK USA, N.A., Individually and as Co-Syndication Agent

by	/s/ David A. Mandell
Name: David A. Mandell
Title: Managing Director

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

BANK OF AMERICA, N.A.

by	/s/ George Hlentzas
Name: George Hlentzas
Title: Director

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

by	/s/ George Stoecklein
Name: George Stoecklein
Title: Director

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

BARCLAYS BANK PLC

by	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

DEUTSCHE BANK AG NEW YORK BRANCH:

by	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

by	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

INTESA SANPAOLO SPA

by	/s/ William Denton
Name: William Denton
Title: GRM

by	/s/ Francesco Di Mario
Name: Francesco Di Mario
Title: FVP

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

JPMORGAN CHASE BANK N.A.

by	/s/ Gitanjali Pundir
Name: Gitanjali Pundir
Title: Vice President

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

MIZUHO BANK, LTD.

by	/s/ Tenya Mitsuboshi
Name: Tenya Mitsuboshi
Title: Deputy General Manager

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

WELLS FARGO BANK, N.A.

by	/s/ Michael J. Gigler
Name: Michael J. Gigler
Title: Senior Vice President

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

THE BANK OF NOVA SCOTIA

by	/s/ Laura Gimena
Name: Laura Gimena
Title: Director

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

MORGAN STANLEY BANK, N.A.

by	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

SOVEREIGN BANK, N.A.

by	/s/ Matthew Bartlett
Name: Matthew Bartlett
Title: Vice President

SIGNATURE PAGE TO THE

AIR PRODUCTS AND CHEMICALS, INC.

AMENDMENT DATED

AS OF THE DATE FIRST WRITTEN ABOVE

Name of Lender:

SUMITOMO MITSUI BANKING CORPORATION

by	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director